                             CONSENT AND AMENDMENT

         This Consent and Amendment, dated as of December 2, 1996, between Tel-Save, Inc., a Pennsylvania corporation ("TS"), and Group Long Distance, Inc., a Florida corporation (the "Company").

         WHEREAS, TS and the Company entered into that certain Agreement, dated as of July 11, 1996 (the "Advance Agreement"), providing for certain advances by TS to the Company and amending the terms of the GLD Partition Agreements (herein, together with other capitalized terms used herein without other definition, as defined in the Advance Agreement); and

         WHEREAS, in connection with the Company's proposed underwritten public offering (the "Public Offering") of shares of its common stock, the Company has requested, and TS is prepared to agree to, certain amendments to, and waive compliance with certain provisions of, the Advance Agreement and the GLD Partition Agreements on the terms and conditions herein set forth;

         NOW THEREFORE, in consideration of the premises and mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

A. The Advance Agreement and Stockholders Agreement

         Subject to the conditions set forth in Section E, below, and the other terms and conditions hereof:

         1. The Advance Agreement is amended as follows, such amendments to be, for all purposes, effective as of July 11, l996:

              (a) The following definitions are added to Section 1 thereof, in alphabetical order:

         "Early Payment Date" shall mean January 31, 1997.

         "New Date" shall mean the earlier of (i) the Public Offering Date and
         (ii) the Early Payment Date.

         "Public Offering" shall mean the registered public offering of securities by the Company after the date hereof.

         "Public Offering Date" shall mean the date of the consummation by the Company of the sale in the Public Offering.

              (b) Section 2(d)(i) thereof is amended to add at the end thereof in lieu of the period the following:

              "; provided, however, that, on each Prepayment Date on or before the New Date, the principal amount of the Advance that shall be paid from the amount of the Monthly Payment since the next preceding Prepayment Date shall equal the amount remaining, if any, after the payments to TS referenced in clauses "first" and "second" of Section 2(e) hereof."

              (c) Section 2(d)(ii) thereof is amended to add at the end thereof in lieu of the period the following:

              "; provided, that, the provisions of this clause (ii) shall not apply until the New Date."

              (d) Section 2(d)(iii) thereof is amended to substitute for the phrase "the ninetieth (90th) day after the date of this Agreement" the phrase "December 31, 1996".

              (e) Section 2(d)(iv) thereof is amended to add at the end thereof in lieu of the period the following:

              "; provided, further, however, that if the Public Offering Date shall occur on or before the Early Payment Date, the principal amount of the Advance that shall be due and payable on such Public Offering Date by reason of the Public Offering shall be $3,500,000 and the unpaid balance of the principal amount of the Advance shall thereafter be due and payable over the six-month period after the Public Offering Date, commencing on the Prepayment Date next following the Public Offering Date, in six equal monthly amounts on each Prepayment Date to and including the sixth Prepayment Date after the Public Offering Date."

              (f) Clause (v) of Section 2(d) thereof is amended to delete such clause and substitute therefor in its entirety the following:

              "(v) On the Early Payment Date, if it shall occur before the Public Offering Date, such principal amount of the Advance, together with interest accrued thereon to the date of payment, as would have been payable on or before such Early Payment Date but for the provisions of the proviso at the end of Section 2(d)(i) shall be due and payable."

              (g) Section 3(b) thereof is amended to substitute for the phrase "within ninety (90) days after the date hereof" the phrase "by December 31, 1996" and to add, after the phrase "as additions and supplements to the GLD Partition Agreements", the following: ", except that the provision corresponding to that set forth in Section 3(a)(iii)(D)(2) hereof shall provide that the requirement that the Company shall maintain at least $3,000,000 in "Monthly Revenues" shall commence on November 1, 1997, whether or not TS shall have reprovisioned any traffic under such GLD Partition Agreements,".


              (h) The reference in Section 4(a)(xii) to "Matrix" is deleted.

              (i) The second sentence of Section 4(c) thereof is deleted in its entirety.

         2. The Stockholders Agreement is amended as follows, such amendments to be, for all purposes, effective as of July 11, 1996:

              (a) Section 1(a) thereof is amended by

                  (i) deleting the words "on Schedule II, so long as the
              Purchaser (or an affiliate of the Purchaser) shall hold the Warrant or any shares of Common Stock issued pursuant thereto," and substituting therefor the following: "in the column captioned 'Number of Common Shares (Unrestricted)' on Schedule I, which have been sold as of December 2, 1996, and so long as the Purchaser (or an affiliate of the Purchaser) shall hold the Warrant or any other warrant issued by the

              Company to the Purchaser (or an affiliate of the Purchaser) or any shares of Common Stock issued pursuant thereto,"; and

                  (ii) deleting the reference to "Section 5" and substituting therefor "Section 1 (b)".

              (b) Section 1(b) thereof is amended by adding the phrase "Except in connection with a sale or transfer of shares of Common Stock pursuant to Section 1(a) (other than a sale or transfer pursuant to clause (w), (x) or (y) thereof)" at the beginning of such Section.

              (c) A new Section 1(c) is hereby added to read as follows:

              "(c) The provisions of this Section 1 shall not apply during any period when all of the following shall apply: (a) all amounts due and owing to TS under the Financing Agreement have been satisfied, (b) the Company has filed a registration statement with the Securities and Exchange Commission registering the resale by the Purchaser of all of its shares of Common Stock of the Company issued to the Purchaser (or an affiliate of the Purchaser) by the Company pursuant to the Warrant or any other warrant issued by the Company to the Purchaser (or an affiliate of the Purchaser), (c) such registration statement has become and continues to be effective and (d) such registration statement currently covers resale of such shares by the Purchaser and the Purchaser is not prevented from such resale by any action by or on behalf of the Company."

              (d) Schedule I to the Stockholders Agreement is hereby substituted with Schedule I attached hereto.


         3. The references in each of the Advance Agreement and the Basic Documents (collectively, the "Basic Agreements") to any other Basic Document shall be amended, for all purposes, effective as of July 11, 1996, to refer to such other Basic Agreements as amended in this Section A.

B. New Warrant; Registration Rights

         1. In consideration of the TS agreements herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Company, the Company shall issue to Tel-Save Holdings, Inc. ("Holdings") or a designated affiliate of Holdings an additional Common Stock Purchase Warrant (the "New Warrant") to purchase 50,000 shares of the Common Stock of the Company on the same terms and conditions as the Warrant dated July 11, 1996 to an affiliate of Holdings (the "Old Warrant"), except that the New Warrant shall be dated the date hereof and the "Exercise Price" (otherwise defined as in the Old Warrant) shall be $5.00.

         2. From and after the date hereof, all references in the Advance Agreement and the Basic Documents (collectively, the "Basic Agreements"), including, without limitation, the Registration Rights Agreement, to "the Warrant" shall mean and include the Old Warrant and the New Warrant and each of such Basic Agreements is hereby so amended.

         3. The reference in Section 3(a)(ii) of the Registration Rights Agreement to "the first underwritten public offering after the date hereof" is hereby amended to add at the end thereof, after the word "hereof", the phrase "in which Holder has elected to, and does, participate".

C. Company Representations and Warranties

         The Company hereby represents and warrants that:

         1. This Consent and Amendment has been duly authorized, executed and delivered by and on behalf of the Company and constitutes, and each of the Basic Agreements constituted at the date of its execution, and, as it may be amended hereby, constitutes, its legal, valid and binding agreement, enforceable in accordance with its terms.

         2. Assuming the amendments and waivers herein expressly contained were effective as of July 11, 1996, no default or event of default (as such terms may be defined in the various Basic Agreements) has occurred and is continuing under any of the Basic Agreements.


D. TS Waivers

         1. Subject to the conditions set forth in Section E, below, and the other terms and conditions hereof, TS hereby waives any defaults or events of default prior to the date hereof under the Basic Agreements to the extent that such would not have been such defaults or events of default thereunder had the amendments set forth in Section A hereof been in effect from and as of the original date of the Advance Agreement.

         2. Subject to the conditions set forth in Section E, below, and the other terms and conditions hereof, TS hereby waives any defaults or events of default prior to the date hereof under the GLD Partition Agreements to the extent that they might have occurred by reason of the actions or facts and circumstances specifically set forth in Schedule A attached hereto.

         3. Subject to the conditions set forth in Section E, below, and the other terms and conditions hereof, TS hereby waives compliance with the confidentiality provisions of the GLD Partition Agreements to the extent disclosure is required to be made to the underwriters and their advisers in connection with the Public Offering and to the extent required by law in connection with such Public Offering, provided that the Company shall use its reasonable best efforts to limit the extent of the disclosure of the pricing terms of such GLD Partition Agreements.

         4. Subject to the conditions set forth in Section E, below, and the other terms and conditions hereof, TS agrees that if it is requested by the underwriters for the Public Offering to agree not to sell its shares of Common Stock received upon exercise of the Warrant or any other warrant issued to it by the Company for a period of time after the Public Offering without such underwriters' consent, it will so agree with such underwriters provided that
(a) the Company and all of the directors and officers of the Company and the Stockholders (as defined in the Stockholders Agreement) shall have similarly agreed not to sell any shares of Common Stock for a period of time after the Public Offering, (b) the period of time shall be no more than the lesser of (i) six (6) months after the Public Offering Date and (ii) the shortest period that the Company or any such director, officer or Stockholder of the Company has agreed with such underwriters not to sell or dispose of its shares of Common Stock, and (c) the underwriters shall agree that they will not waive the limitation, or shorten the period thereof, for any other party so agreeing unless they shall also have waived the limitation or equally shortened the period as respects TS.

E. Amendments Effectiveness and Waiver Conditions

         The amendments set forth in Section A hereof and the waivers by TS set forth in Section D hereof shall be effective on and subject to the Company's execution and delivery hereof and the following:

         1. The satisfaction of any conditions to the Advance set forth in Sections 4(a) and 4(b) of the Advance Agreement (as amended hereof) not heretofore satisfied.

         2. The execution and delivery by the Company to Holdings or a designated affiliate of Holdings of the New Warrant.

         3. Each of the Company's representations and warranties herein shall be complete and correct and the President of the Company shall deliver to TS a certificate to such effect.

         4. Each of the parties to the Stockholders Agreement other than the Company and TS shall have acknowledged and agreed in writing to the amendments in Section A.2 and waivers herein.

F. Miscellaneous

         1. Except as expressly set forth herein, this Amendment and Consent shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under any of the Basic Agreements, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Basic Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect, as modified hereby.

         2. This Consent and Amendment shall be governed by the laws of the Commonwealth of Pennsylvania applicable to business arrangements entered into and performed entirely within the Commonwealth of Pennsylvania.

         3. This Consent and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent and Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered as of the date first above written.

                                             GROUP LONG DISTANCE, INC.


                                             By: /s/ Gerald M. Dunne
                                                ------------------------------
                                                Name: Gerald M. Dunne
                                                Title: President


                                             TEL-SAVE, INC.

                                             By: /s/ Gary McCulla
                                                ------------------------------
                                                Name:  Gary McCulla
                                                Title: President

The undersigned acknowledge and
agree to the amendments and other
provisions of Section A.2 as of
the date first written above.


                                             GERALD M. DUNNE, JR.

                                             /s/ GERALD M. DUNNE, JR.
                                             ---------------------------------


                                             C. SHELTON JAMES


                                             /s/ EDWARD HARWOOD
                                             ---------------------------------
                                             EDWARD HARWOOD

                                             /s/ Glenn Koach
                                             ---------------------------------
                                             GLENN KOACH

                                             JOHN TOMLINSON

                                             /s/ JOHN TOMLINSON
                                             ---------------------------------

                                             ANDREA MOREY

                                             /s/ ANDREA MOREY
                                             ---------------------------------

                                   Schedule A

1.   Sections 2(b)(v), 11(d), 13(a)(ii) and 13(a)(iv):

         The Company entered into two loan agreements, one for $25,000 and one for $50,000 and one line of credit agreement for $50,000, all with Gateway American Bank of Florida ("Gateway"). The Company granted security interests to Gateway in all of its equipment, machinery, furniture and general intangibles to secure the repayment of each of those loans and the line of credit.

         In June 1996, the Company converted certain accounts payable to WorldCom, Inc. ("WorldCom") under a services agreement with WorldCom to a promissory note in the principal amount of $566,917. As security for the repayment of that note, the Company granted WorldCom a security interest in certain assets of the Company, including accounts receivable, customer lists, contractual rights and records relating to the services agreement.

         In May 1996, in connection with the Company's purchase of Gulf Communications Services, Inc., the Company assumed and agreed to be bound by the terms of a Secured Promissory Note in favor of Gulf Components, Inc. That note is secured by substantially all of the assets of Gulf Communications Services, Inc.

         In March 1993, a Uniform Commercial Code financing statement was filed with the Florida Secretary of State in favor of AT&T, Inc. ("AT&T"), covering all of the Company's accounts, accounts receivable, contract rights, general intangibles, notes, drafts and other forms of obligations and receivables in connection with the Company's customers' usage of AT&T's network under a previous services agreement between the Company and AT&T.

         The Company granted a security interest in 100,000 shares of the Company's Common Stock in favor of Mr. Harold Sutton to secure the repayment of debt owed by the Company to Mr. Sutton.

2.   Sections 7(b), 11(b), 13(a)(ii) and 13(a)(iv):

         The Company has executed services agreements with other carriers, including WorldCom, Intermedia Communications, Inc. and UUNET Technologies, Inc.

3.   Sections 9(b) and 13(a) (ii):

         In a registration statement on Form SB-2 filed in December 1995, and three amendments thereto filed in January 1996, February 1996 and March 1996, the Company disclosed the existence and certain terms of the Company's Partition Agreement with TS.

4.   Sections 11(e) and 13(a)(iv):


         In November 1995, the predecessor to the Company (the entity which executed the Partition Agreement with TS) merged into the Company.

5.   Sections 7(d) and 13(a)(ii):

         The Company may not have executed employment and/or contractual agreements with its directors, principals, shareholders, agents and employees setting forth the non-compete provisions of section 7, the nature of relationship provisions of section 8 , and the confidentiality provisions of section 9.

6.   Section 13(a)(v):

         In June 1993, the Company executed a Release and Settlement Agreement with AT&T resolving a dispute regarding amounts owed by the Company to AT&T under a previous services agreement. The Release and Settlement Agreement provided for the payment of $1,200,000 by the Company to AT&T; the Company may have defaulted on that agreement and several amendments thereto.

         In July 1996, the Company executed the Advance Agreement with TS. The Company may not have paid all amounts due on each Prepayment Date as specified by the terms of the Advance Agreement.

                                                                    SCHEDULE 1

===========================================================================================
                                               Number of       Number of      Percentage of
   Name & Address of                         Common Shares   Common Shares    Common Stock
      Stockholder            Position Held    (Restricted)   (Unrestricted)    Outstanding
-------------------------------------------------------------------------------------------
Dunne, Mr. Gerald M Jr.       President          211,754         23,528           10.59%
3201 N.W. 107th Ave.
Coral Springs, FL 33065
-------------------------------------------------------------------------------------------

James, Mr. C. Shelton         Director            94,316         10,480            4.72%
4101 N. Ocean Blvd.
Apt 405D
Boca Raton, FL 33431
-------------------------------------------------------------------------------------------

Harwood, Mr. Edward           Director            69,451          7,717            3.47%
4100 Galt Ocean Drive
Apt 614
Ft. Lauderdale, FL 33308

-------------------------------------------------------------------------------------------

Koach, Mr. Glenn              Director            35,584          4,287            1.93%
2320 N.E. 9th Street
Suite 300
Ft. Lauderdale, FL 33304
-------------------------------------------------------------------------------------------

Morey, Ms. Andrea             Vice President      26,148          2,906            1.31%
15040 Archervale Street       Secretary &
Davie, FL 33331               Chief
                              Administrator
                              Officer
-------------------------------------------------------------------------------------------

Tomlinson, Mr. John           Director             5,145            571            0.26%
500 West Cypress Creek
Road, Suite 455
Ft. Lauderdale, FL 33309
===========================================================================================